Exhibit 99.1

Actuant Provides Details of Business Segment Realignment

MILWAUKEE--(BUSINESS WIRE)--October 4, 2018--As previously announced, Actuant Corporation (the “Company”) has realigned its financial reporting segments. The change is effective for the Company’s fourth quarter of 2018. The realignment reflects changes in the operating structure of the Company with the combination of the Company’s tools and services business and all OEM-related businesses into two operating segments: Industrial Tools & Services (“IT&S”) and Engineered Components & Systems (“EC&S”), respectively.

The IT&S segment results from the consolidation of the former Industrial segment, excluding the Precision-Hayes business, with the Hydratight and Mirage businesses from the former Energy segment. The new segment concentrates on product sales and service as well as rental capabilities. Executive Vice President Jeff Schmaling will lead the segment.

The EC&S segment is comprised of the former Engineered Solutions segment and now includes the Precision-Hayes business and the former Energy segment businesses, Cortland and Viking (which was divested in the second quarter of Fiscal 2018). The segment is focused on highly engineered components for transportation, agricultural, construction and other vertical markets and will be led by Executive Vice President, Roger Roundhouse.

In addition, the Company’s reportable product lines are being reorganized into the following structure: IT&S product lines - Product and Service & Rental; and EC&S product lines - On-Highway; Agriculture, Off-Highway and Other; Rope & Cable Solutions; Concrete Tensioning; and Off-Shore Mooring (divested in connection with the sale of the Viking business). The product line reporting change is also effective for the Company’s fourth quarter of 2018.

For comparative purposes, the Company has included as an attachment to this release certain unaudited historical financial results for both the new and prior segment and product line reporting. The updated segment presentation will be reflected in the Company’s forthcoming Annual Report on Form 10-K. The segment and product line reorganizations do not impact the Company’s audited consolidated financial statements.

About Actuant Corporation

Actuant Corporation is a diversified industrial company serving customers from operations in more than 30 countries. The Actuant businesses are leaders in a broad array of niche markets including branded hydraulic tools and solutions; specialized products and services for energy markets and highly engineered position and motion control systems. The Company was founded in 1910 and is headquartered in Menomonee Falls, Wisconsin. Actuant trades on the NYSE under the symbol ATU. For further information on Actuant and its businesses, visit the Company's website at www.actuant.com.

(tables follow)

ACTUANT CORPORATION
SUPPLEMENTAL UNAUDITED DATA
(Dollars in thousands)

RESULTS BY REPORTING SEGMENT

NEW REPORTING STRUCTURE				FORMER REPORTING STRUCTURE
	FISCAL	FISCAL	FISCAL		FISCAL	FISCAL	FISCAL
	2016	2017	2018		2016	2017	2018
SALES				SALES
INDUSTRIAL TOOLS & SERVICES SEGMENT	$588,207	$552,582	$591,085	INDUSTRIAL SEGMENT	$359,817	$379,755	$415,897
ENGINEERED COMPONENTS & SYSTEMS SEGMENT	561,203	543,202	591,526	ENERGY SEGMENT	392,731	309,594	303,144
TOTAL	$1,149,410	$1,095,784	$1,182,611	ENGINEERED SOLUTIONS SEGMENT	396,862	406,435	463,570
				TOTAL	$1,149,410	$1,095,784	$1,182,611

OPERATING PROFIT (LOSS)				OPERATING PROFIT (LOSS)
INDUSTRIAL TOOLS & SERVICES SEGMENT	$123,809	$98,377	$103,718	INDUSTRIAL SEGMENT	$82,929	$86,623	$90,396
ENGINEERED COMPONENTS & SYSTEMS SEGMENT	11,173	8,501	24,787	ENERGY SEGMENT	38,851	(99)	12,340
CORPORATE / GENERAL	(29,025)	(25,123)	(24,404)	ENGINEERED SOLUTIONS SEGMENT	13,187	20,359	25,698
ADJUSTED OPERATING PROFIT	$105,957	$81,755	$104,101	CORPORATE / GENERAL	(29,010)	(25,128)	(24,333)
IMPAIRMENT & DIVESTITURE CHARGES	(186,511)	(116,979)	(73,058)	ADJUSTED OPERATING PROFIT	$105,957	$81,755	$104,101
RESTRUCTURING CHARGES	(14,571)	(7,228)	(12,845)	IMPAIRMENT & DIVESTITURE CHARGES	(186,511)	(116,979)	(73,058)
LOSS ON SALE OF PRODUCT LINE DIVESTITURE	(5,092)	-	-	RESTRUCTURING CHARGES	(14,571)	(7,228)	(12,845)
DIRECTOR & OFFICER TRANSITION CHARGES	-	(7,784)	-	LOSS ON SALE OF PRODUCT LINE DIVESTITURE	(5,092)	-	-
OPERATING PROFIT (LOSS)	$(100,217)	$(50,236)	$18,198	DIRECTOR & OFFICER TRANSITION CHARGES	-	(7,784)	-
				OPERATING PROFIT (LOSS)	$(100,217)	$(50,236)	$18,198

ADJUSTED OPERATING PROFIT %				ADJUSTED OPERATING PROFIT %
INDUSTRIAL TOOLS & SERVICES SEGMENT	21.0%	17.8%	17.5%	INDUSTRIAL SEGMENT	23.0%	22.8%	21.7%
ENGINEERED COMPONENTS & SYSTEMS SEGMENT	2.0%	1.6%	4.2%	ENERGY SEGMENT	9.9%	0.0%	4.1%
ADJUSTED OPERATING PROFIT %	9.2%	7.5%	8.8%	ENGINEERED SOLUTIONS SEGMENT	3.3%	5.0%	5.5%
				ADJUSTED OPERATING PROFIT %	9.2%	7.5%	8.8%

EBITDA				EBITDA
INDUSTRIAL TOOLS & SERVICES SEGMENT	$137,923	$111,097	$119,318	INDUSTRIAL SEGMENT	$90,858	$93,707	$98,371
ENGINEERED COMPONENTS & SYSTEMS SEGMENT	42,092	34,911	48,478	ENERGY SEGMENT	59,852	16,826	28,938
CORPORATE / GENERAL	(27,640)	(23,896)	(22,366)	ENGINEERED SOLUTIONS SEGMENT	29,154	34,807	40,619
ADJUSTED EBITDA	$152,375	$122,112	$145,430	CORPORATE / GENERAL	(27,489)	(23,228)	(22,498)
IMPAIRMENT & DIVESTITURE CHARGES	(186,511)	(116,979)	(73,058)	ADJUSTED EBITDA	$152,375	$122,112	$145,430
RESTRUCTURING CHARGES	(14,571)	(7,228)	(12,845)	IMPAIRMENT & DIVESTITURE CHARGES	(186,511)	(116,979)	(73,058)
LOSS ON SALE OF PRODUCT LINE DIVESTITURE	(5,092)	-	-	RESTRUCTURING CHARGES	(14,571)	(7,228)	(12,845)
DIRECTOR & OFFICER TRANSITION CHARGES	-	(7,784)	-	LOSS ON SALE OF PRODUCT LINE DIVESTITURE	(5,092)	-	-
EBITDA	$(53,799)	$(9,879)	$59,527	DIRECTOR & OFFICER TRANSITION CHARGES	-	(7,784)	-
				EBITDA	$(53,799)	$(9,879)	$59,527

ADJUSTED EBITDA %				ADJUSTED EBITDA %
INDUSTRIAL TOOLS & SERVICES SEGMENT	23.4%	20.1%	20.2%	INDUSTRIAL SEGMENT	25.3%	24.7%	23.7%
ENGINEERED COMPONENTS & SYSTEMS SEGMENT	7.5%	6.4%	8.2%	ENERGY SEGMENT	15.2%	5.4%	9.5%
ADJUSTED EBITDA %	13.3%	11.1%	12.3%	ENGINEERED SOLUTIONS SEGMENT	7.3%	8.6%	8.8%
				ADJUSTED EBITDA %	13.3%	11.1%	12.3%

DEPRECIATION & AMORTIZATION				DEPRECIATION & AMORTIZATION
INDUSTRIAL TOOLS & SERVICES SEGMENT	$14,999	$15,026	$15,301	INDUSTRIAL SEGMENT	$8,175	$7,583	$7,710
ENGINEERED COMPONENTS & SYSTEMS SEGMENT	31,030	26,072	23,423	ENERGY SEGMENT	21,944	18,943	16,652
CORPORATE / GENERAL	1,748	2,012	1,984	ENGINEERED SOLUTIONS SEGMENT	15,910	14,572	14,362
TOTAL DEPRECIATION & AMORTIZATION	$47,777	$43,110	$40,708	CORPORATE / GENERAL	1,748	2,012	1,984
				TOTAL DEPRECIATION & AMORTIZATION	$47,777	$43,110	$40,708

ACTUANT CORPORATION
SUPPLEMENTAL UNAUDITED DATA
(Dollars in thousands)

NET SALES BY PRODUCT LINE

NEW REPORTING STRUCTURE				FORMER REPORTING STRUCTURE
	FISCAL	FISCAL	FISCAL		FISCAL	FISCAL	FISCAL
	2016	2017	2018		2016	2017	2018

INDUSTRIAL TOOLS & SERVICES SEGMENT				INDUSTRIAL SEGMENT
PRODUCT	$400,780	$396,381	$439,405	INDUSTRIAL TOOLS	$314,832	$335,569	$369,546
SERVICE & RENTAL	187,427	156,201	151,680	HEAVY LIFTING TECHNOLOGY	44,985	44,186	46,351

ENGINEERED COMPONENTS & SYSTEMS SEGMENT				ENERGY SEGMENT
ON-HIGHWAY	209,575	215,831	248,083	ENERGY MAINTENANCE & INTEGRITY	278,881	225,716	224,386
AGRICULTURE, OFF-HIGHWAY AND OTHER	187,287	190,604	215,487	OTHER ENERGY SOLUTIONS	113,850	83,878	78,758
ROPE & CABLE SOLUTIONS	73,813	65,169	76,011
CONCRETE TENSIONING	50,491	52,889	49,198	ENGINEERED SOLUTIONS SEGMENT
OFF-SHORE MOORING	40,037	18,709	2,747	ON-HIGHWAY	209,575	215,831	248,083
				AGRICULTURE, OFF-HIGHWAY AND OTHER	187,287	190,604	215,487
TOTAL	$1,149,410	$1,095,784	$1,182,611
				TOTAL	$1,149,410	$1,095,784	$1,182,611

ACTUANT CORPORATION
SUPPLEMENTAL UNAUDITED DATA
(Dollars in thousands)

RESULTS BY REPORTING SEGMENT

NEW REPORTING STRUCTURE						FORMER REPORTING STRUCTURE
	FISCAL 2016						FISCAL 2016
	Q1	Q2	Q3	Q4	TOTAL		Q1	Q2	Q3	Q4	TOTAL
SALES						SALES
INDUSTRIAL TOOLS & SERVICES SEGMENT	$154,500	$128,811	$156,210	$148,686	$588,207	INDUSTRIAL SEGMENT	$88,870	$81,188	$95,750	$94,009	$359,817
ENGINEERED COMPONENTS & SYSTEMS SEGMENT	150,511	134,478	149,131	127,083	561,203	ENERGY SEGMENT	113,764	86,225	101,300	91,442	392,731
TOTAL	$305,011	$263,289	$305,341	$275,769	$1,149,410	ENGINEERED SOLUTIONS SEGMENT	102,377	95,876	108,291	90,318	396,862
						TOTAL	$305,011	$263,289	$305,341	$275,769	$1,149,410

OPERATING PROFIT (LOSS)						OPERATING PROFIT (LOSS)
INDUSTRIAL TOOLS & SERVICES SEGMENT	$32,390	$23,938	$35,420	$32,061	$123,809	INDUSTRIAL SEGMENT	$21,263	$17,003	$22,519	$22,144	$82,929
ENGINEERED COMPONENTS & SYSTEMS SEGMENT	5,934	968	4,320	(49)	11,173	ENERGY SEGMENT	12,124	5,348	12,438	8,941	38,851
CORPORATE / GENERAL	(8,573)	(6,928)	(7,901)	(5,623)	(29,025)	ENGINEERED SOLUTIONS SEGMENT	4,937	2,555	4,768	927	13,187
ADJUSTED OPERATING PROFIT	$29,751	$17,978	$31,839	$26,389	$105,957	CORPORATE / GENERAL	(8,573)	(6,928)	(7,886)	(5,623)	(29,010)
IMPAIRMENT & DIVESTITURE CHARGES	-	(186,511)	-	-	(186,511)	ADJUSTED OPERATING PROFIT	$29,751	$17,978	$31,839	$26,389	$105,957
RESTRUCTURING CHARGES	(4,380)	(3,582)	(3,496)	(3,113)	(14,571)	IMPAIRMENT & DIVESTITURE CHARGES	-	(186,511)	-	-	(186,511)
LOSS ON SALE OF PRODUCT LINE DIVESTITURE	-	-	-	(5,092)	(5,092)	RESTRUCTURING CHARGES	(4,380)	(3,582)	(3,496)	(3,113)	(14,571)
OPERATING PROFIT (LOSS)	$25,371	$(172,115)	$28,343	$18,184	$(100,217)	LOSS ON SALE OF PRODUCT LINE DIVESTITURE	-	-	-	(5,092)	(5,092)
						OPERATING PROFIT (LOSS)	$25,371	$(172,115)	$28,343	$18,184	$(100,217)

ADJUSTED OPERATING PROFIT %						ADJUSTED OPERATING PROFIT %
INDUSTRIAL TOOLS & SERVICES SEGMENT	21.0%	18.6%	22.7%	21.6%	21.0%	INDUSTRIAL SEGMENT	23.9%	20.9%	23.5%	23.6%	23.0%
ENGINEERED COMPONENTS & SYSTEMS SEGMENT	3.9%	0.7%	2.9%	0.0%	2.0%	ENERGY SEGMENT	10.7%	6.2%	12.3%	9.8%	9.9%
ADJUSTED OPERATING PROFIT %	9.8%	6.8%	10.4%	9.6%	9.2%	ENGINEERED SOLUTIONS SEGMENT	4.8%	2.7%	4.4%	1.0%	3.3%
						ADJUSTED OPERATING PROFIT %	9.8%	6.8%	10.4%	9.6%	9.2%

EBITDA						EBITDA
INDUSTRIAL TOOLS & SERVICES SEGMENT	$35,766	$27,131	$39,101	$35,925	$137,923	INDUSTRIAL SEGMENT	$22,959	$18,829	$24,686	$24,384	$90,858
ENGINEERED COMPONENTS & SYSTEMS SEGMENT	13,482	9,863	11,210	7,537	42,092	ENERGY SEGMENT	18,348	10,968	16,819	13,717	59,852
CORPORATE / GENERAL	(7,644)	(6,867)	(7,862)	(5,267)	(27,640)	ENGINEERED SOLUTIONS SEGMENT	8,498	6,882	8,504	5,270	29,154
ADJUSTED EBITDA	$41,604	$30,127	$42,449	$38,195	$152,375	CORPORATE / GENERAL	(8,201)	(6,552)	(7,560)	(5,176)	(27,489)
IMPAIRMENT & DIVESTITURE CHARGES	-	(186,511)	-	-	(186,511)	ADJUSTED EBITDA	$41,604	$30,127	$42,449	$38,195	$152,375
RESTRUCTURING CHARGES	(4,380)	(3,582)	(3,496)	(3,113)	(14,571)	IMPAIRMENT & DIVESTITURE CHARGES	-	(186,511)	-	-	(186,511)
LOSS ON SALE OF PRODUCT LINE DIVESTITURE	-	-	-	(5,092)	(5,092)	RESTRUCTURING CHARGES	(4,380)	(3,582)	(3,496)	(3,113)	(14,571)
EBITDA	$37,224	$(159,966)	$38,953	$29,990	$(53,799)	LOSS ON SALE OF PRODUCT LINE DIVESTITURE	-	-	-	(5,092)	(5,092)
						EBITDA	$37,224	$(159,966)	$38,953	$29,990	$(53,799)

ADJUSTED EBITDA %						ADJUSTED EBITDA %
INDUSTRIAL TOOLS & SERVICES SEGMENT	23.1%	21.1%	25.0%	24.2%	23.4%	INDUSTRIAL SEGMENT	25.8%	23.2%	25.8%	25.9%	25.3%
ENGINEERED COMPONENTS & SYSTEMS SEGMENT	9.0%	7.3%	7.5%	5.9%	7.5%	ENERGY SEGMENT	16.1%	12.7%	16.6%	15.0%	15.2%
ADJUSTED EBITDA %	13.6%	11.4%	13.9%	13.9%	13.3%	ENGINEERED SOLUTIONS SEGMENT	8.3%	7.2%	7.9%	5.8%	7.3%
						ADJUSTED EBITDA %	13.6%	11.4%	13.9%	13.9%	13.3%
NOTE: The total of the individual quarters may not equal the annual total due to rounding

ACTUANT CORPORATION
SUPPLEMENTAL UNAUDITED DATA
(Dollars in thousands)

RESULTS BY REPORTING SEGMENT

NEW REPORTING STRUCTURE						FORMER REPORTING STRUCTURE
	FISCAL 2017						FISCAL 2017
	Q1	Q2	Q3	Q4	TOTAL		Q1	Q2	Q3	Q4	TOTAL
SALES						SALES
INDUSTRIAL TOOLS & SERVICES SEGMENT	$138,628	$130,166	$147,224	$136,564	$552,582	INDUSTRIAL SEGMENT	$87,290	$91,648	$100,503	$100,314	$379,755
ENGINEERED COMPONENTS & SYSTEMS SEGMENT	127,165	128,703	148,203	139,131	543,202	ENERGY SEGMENT	84,646	72,884	83,480	68,584	309,594
TOTAL	$265,793	$258,869	$295,427	$275,695	$1,095,784	ENGINEERED SOLUTIONS SEGMENT	93,857	94,337	111,444	106,797	406,435
						TOTAL	$265,793	$258,869	$295,427	$275,695	$1,095,784

OPERATING PROFIT (LOSS)						OPERATING PROFIT (LOSS)
INDUSTRIAL TOOLS & SERVICES SEGMENT	$27,090	$21,583	$27,550	$22,154	$98,377	INDUSTRIAL SEGMENT	$19,491	$19,037	$24,019	$24,076	$86,623
ENGINEERED COMPONENTS & SYSTEMS SEGMENT	(1,436)	89	5,539	4,309	8,501	ENERGY SEGMENT	3,328	(647)	895	(3,675)	(99)
CORPORATE / GENERAL	(6,451)	(6,372)	(5,373)	(6,928)	(25,123)	ENGINEERED SOLUTIONS SEGMENT	2,834	3,282	8,174	6,069	20,359
ADJUSTED OPERATING PROFIT	$19,203	$15,300	$27,716	$19,535	$81,755	CORPORATE / GENERAL	(6,450)	(6,372)	(5,372)	(6,935)	(25,128)
IMPAIRMENT & DIVESTITURE CHARGES	-	-	-	(116,979)	(116,979)	ADJUSTED OPERATING PROFIT	$19,203	$15,300	$27,716	$19,535	$81,755
RESTRUCTURING CHARGES	(2,948)	(2,101)	(384)	(1,795)	(7,228)	IMPAIRMENT & DIVESTITURE CHARGES	-	-	-	(116,979)	(116,979)
DIRECTOR & OFFICER TRANSITION CHARGES	(7,784)	-	-	-	(7,784)	RESTRUCTURING CHARGES	(2,948)	(2,101)	(384)	(1,795)	(7,228)
OPERATING PROFIT (LOSS)	$8,471	$13,199	$27,332	$(99,239)	$(50,236)	DIRECTOR & OFFICER TRANSITION CHARGES	(7,784)	-	-	-	(7,784)
						OPERATING PROFIT (LOSS)	$8,471	$13,199	$27,332	$(99,239)	$(50,236)

ADJUSTED OPERATING PROFIT %						ADJUSTED OPERATING PROFIT %
INDUSTRIAL TOOLS & SERVICES SEGMENT	19.5%	16.6%	18.7%	16.2%	17.8%	INDUSTRIAL SEGMENT	22.3%	20.8%	23.9%	24.0%	22.8%
ENGINEERED COMPONENTS & SYSTEMS SEGMENT	-1.1%	0.1%	3.7%	3.1%	1.6%	ENERGY SEGMENT	3.9%	-0.9%	1.1%	-5.4%	0.0%
ADJUSTED OPERATING PROFIT %	7.2%	5.9%	9.4%	7.1%	7.5%	ENGINEERED SOLUTIONS SEGMENT	3.0%	3.5%	7.3%	5.7%	5.0%
						ADJUSTED OPERATING PROFIT %	7.2%	5.9%	9.4%	7.1%	7.5%

EBITDA						EBITDA
INDUSTRIAL TOOLS & SERVICES SEGMENT	$31,571	$24,439	$30,103	$24,984	$111,097	INDUSTRIAL SEGMENT	$21,217	$21,064	$25,575	$25,851	$93,707
ENGINEERED COMPONENTS & SYSTEMS SEGMENT	4,608	6,832	12,402	11,069	34,911	ENERGY SEGMENT	9,108	2,943	4,633	142	16,826
CORPORATE / GENERAL	(5,452)	(5,833)	(5,449)	(7,163)	(23,896)	ENGINEERED SOLUTIONS SEGMENT	6,281	7,277	11,716	9,533	34,807
ADJUSTED EBITDA	$30,727	$25,438	$37,056	$28,890	$122,112	CORPORATE / GENERAL	(5,879)	(5,846)	(4,868)	(6,636)	(23,228)
IMPAIRMENT & DIVESTITURE CHARGES	-	-	-	(116,979)	(116,979)	ADJUSTED EBITDA	$30,727	$25,438	$37,056	$28,890	$122,112
RESTRUCTURING CHARGES	(2,948)	(2,101)	(384)	(1,795)	(7,228)	IMPAIRMENT & DIVESTITURE CHARGES	-	-	-	(116,979)	(116,979)
DIRECTOR & OFFICER TRANSITION CHARGES	(7,784)	-	-	-	(7,784)	RESTRUCTURING CHARGES	(2,948)	(2,101)	(384)	(1,795)	(7,228)
EBITDA	$19,995	$23,337	$36,672	$(89,884)	$(9,879)	DIRECTOR & OFFICER TRANSITION CHARGES	(7,784)	-	-	-	(7,784)
						EBITDA	$19,995	$23,337	$36,672	$(89,884)	$(9,879)

ADJUSTED EBITDA %						ADJUSTED EBITDA %
INDUSTRIAL TOOLS & SERVICES SEGMENT	22.8%	18.8%	20.4%	18.3%	20.1%	INDUSTRIAL SEGMENT	24.3%	23.0%	25.4%	25.8%	24.7%
ENGINEERED COMPONENTS & SYSTEMS SEGMENT	3.6%	5.3%	8.4%	8.0%	6.4%	ENERGY SEGMENT	10.8%	4.0%	5.5%	0.2%	5.4%
ADJUSTED EBITDA %	11.6%	9.8%	12.5%	10.5%	11.1%	ENGINEERED SOLUTIONS SEGMENT	6.7%	7.7%	10.5%	8.9%	8.6%
						ADJUSTED EBITDA %	11.6%	9.8%	12.5%	10.5%	11.1%
NOTE: The total of the individual quarters may not equal the annual total due to rounding

ACTUANT CORPORATION
SUPPLEMENTAL UNAUDITED DATA
(Dollars in thousands)

RESULTS BY REPORTING SEGMENT

NEW REPORTING STRUCTURE						FORMER REPORTING STRUCTURE
	FISCAL 2018						FISCAL 2018
	Q1	Q2	Q3	Q4	TOTAL		Q1	Q2	Q3	Q4	TOTAL
SALES						SALES
INDUSTRIAL TOOLS & SERVICES SEGMENT	$141,991	$136,986	$158,735	$153,373	$591,085	INDUSTRIAL SEGMENT	$96,916	$99,081	$108,297	$111,603	$415,897
ENGINEERED COMPONENTS & SYSTEMS SEGMENT	146,964	138,179	158,361	148,022	591,526	ENERGY SEGMENT	75,841	65,992	83,857	77,454	303,144
TOTAL	$288,955	$275,165	$317,096	$301,395	$1,182,611	ENGINEERED SOLUTIONS SEGMENT	116,198	110,092	124,942	112,338	463,570
						TOTAL	$288,955	$275,165	$317,096	$301,395	$1,182,611

OPERATING PROFIT (LOSS)						OPERATING PROFIT (LOSS)
INDUSTRIAL TOOLS & SERVICES SEGMENT	$22,218	$20,510	$32,206	$28,783	$103,718	INDUSTRIAL SEGMENT	$19,482	$18,493	$25,845	$26,576	$90,396
ENGINEERED COMPONENTS & SYSTEMS SEGMENT	5,107	1,177	9,714	8,789	24,787	ENERGY SEGMENT	1,224	747	7,033	3,336	12,340
CORPORATE / GENERAL	(6,023)	(4,827)	(8,149)	(5,404)	(24,404)	ENGINEERED SOLUTIONS SEGMENT	6,618	2,409	9,039	7,633	25,698
ADJUSTED OPERATING PROFIT	$21,302	$16,860	$33,771	$32,168	$104,101	CORPORATE / GENERAL	(6,022)	(4,789)	(8,146)	(5,377)	(24,333)
IMPAIRMENT & DIVESTITURE CHARGES	-	(2,987)	-	(70,071)	(73,058)	ADJUSTED OPERATING PROFIT	$21,302	$16,860	$33,771	$32,168	$104,101
RESTRUCTURING CHARGES	(6,629)	(4,284)	(1,186)	(746)	(12,845)	IMPAIRMENT & DIVESTITURE CHARGES	-	(2,987)	-	(70,071)	(73,058)
OPERATING PROFIT (LOSS)	$14,673	$9,589	$32,585	$(38,649)	$18,198	RESTRUCTURING CHARGES	(6,629)	(4,284)	(1,186)	(746)	(12,845)
						OPERATING PROFIT (LOSS)	$14,673	$9,589	$32,585	$(38,649)	$18,198

ADJUSTED OPERATING PROFIT %						ADJUSTED OPERATING PROFIT %
INDUSTRIAL TOOLS & SERVICES SEGMENT	15.6%	15.0%	20.3%	18.8%	17.5%	INDUSTRIAL SEGMENT	20.1%	18.7%	23.9%	23.8%	21.7%
ENGINEERED COMPONENTS & SYSTEMS SEGMENT	3.5%	0.9%	6.1%	5.9%	4.2%	ENERGY SEGMENT	1.6%	1.1%	8.4%	4.3%	4.1%
ADJUSTED OPERATING PROFIT %	7.4%	6.1%	10.7%	10.7%	8.8%	ENGINEERED SOLUTIONS SEGMENT	5.7%	2.2%	7.2%	6.8%	5.5%
						ADJUSTED OPERATING PROFIT %	7.4%	6.1%	10.7%	10.7%	8.8%

EBITDA						EBITDA
INDUSTRIAL TOOLS & SERVICES SEGMENT	$25,567	$24,594	$36,394	$32,763	$119,318	INDUSTRIAL SEGMENT	$21,202	$21,034	$27,823	$28,312	$98,371
ENGINEERED COMPONENTS & SYSTEMS SEGMENT	11,004	7,267	15,093	15,114	48,478	ENERGY SEGMENT	5,125	4,533	11,554	7,726	28,938
CORPORATE / GENERAL	(5,508)	(5,073)	(7,113)	(4,672)	(22,366)	ENGINEERED SOLUTIONS SEGMENT	10,254	6,020	12,566	11,779	40,619
ADJUSTED EBITDA	$31,063	$26,788	$44,374	$43,205	$145,430	CORPORATE / GENERAL	(5,518)	(4,799)	(7,569)	(4,612)	(22,498)
IMPAIRMENT & DIVESTITURE CHARGES	-	(2,987)	-	(70,071)	(73,058)	ADJUSTED EBITDA	$31,063	$26,788	$44,374	$43,205	$145,430
RESTRUCTURING CHARGES	(6,629)	(4,284)	(1,186)	(746)	(12,845)	IMPAIRMENT & DIVESTITURE CHARGES	-	(2,987)	-	(70,071)	(73,058)
EBITDA	$24,434	$19,517	$43,188	$(27,612)	$59,527	RESTRUCTURING CHARGES	(6,629)	(4,284)	(1,186)	(746)	(12,845)
						EBITDA	$24,434	$19,517	$43,188	$(27,612)	$59,527

ADJUSTED EBITDA %						ADJUSTED EBITDA %
INDUSTRIAL TOOLS & SERVICES SEGMENT	18.0%	18.0%	22.9%	21.4%	20.2%	INDUSTRIAL SEGMENT	21.9%	21.2%	25.7%	25.4%	23.7%
ENGINEERED COMPONENTS & SYSTEMS SEGMENT	7.5%	5.3%	9.5%	10.2%	8.2%	ENERGY SEGMENT	6.8%	6.9%	13.8%	10.0%	9.5%
ADJUSTED EBITDA %	10.8%	9.7%	14.0%	14.3%	12.3%	ENGINEERED SOLUTIONS SEGMENT	8.8%	5.5%	10.1%	10.5%	8.8%
						ADJUSTED EBITDA %	10.8%	9.7%	14.0%	14.3%	12.3%
NOTE: The total of the individual quarters may not equal the annual total due to rounding

ACTUANT CORPORATION
SUPPLEMENTAL UNAUDITED DATA
(Dollars in thousands)

NET SALES BY PRODUCT LINE

NEW REPORTING STRUCTURE						FORMER REPORTING STRUCTURE
	FISCAL 2016						FISCAL 2016
	Q1	Q2	Q3	Q4	TOTAL		Q1	Q2	Q3	Q4	TOTAL

INDUSTRIAL TOOLS & SERVICES SEGMENT						INDUSTRIAL SEGMENT
PRODUCT	$92,975	$90,362	$109,490	$107,953	$400,780	INDUSTRIAL TOOLS	$79,733	$72,095	$81,770	$81,234	$314,832
SERVICE & RENTAL	61,525	38,449	46,720	40,733	187,427	HEAVY LIFTING TECHNOLOGY	9,137	9,093	13,980	12,775	44,985

ENGINEERED COMPONENTS & SYSTEMS SEGMENT						ENERGY SEGMENT
ON-HIGHWAY	54,075	49,434	58,440	47,626	209,575	ENERGY MAINTENANCE & INTEGRITY	78,835	58,551	73,377	68,118	278,881
AGRICULTURE, OFF-HIGHWAY AND OTHER	48,302	46,442	49,851	42,692	187,287	OTHER ENERGY SOLUTIONS	34,929	27,674	27,923	23,324	113,850
ROPE & CABLE SOLUTIONS	22,391	15,938	18,231	17,253	73,813
CONCRETE TENSIONING	13,205	10,928	12,917	13,441	50,491	ENGINEERED SOLUTIONS SEGMENT
OFF-SHORE MOORING	12,538	11,736	9,692	6,071	40,037	ON-HIGHWAY	54,075	49,434	58,440	47,626	209,575
						AGRICULTURE, OFF-HIGHWAY AND OTHER	48,302	46,442	49,851	42,692	187,287
TOTAL	$305,011	$263,289	$305,341	$275,769	$1,149,410
						TOTAL	$305,011	$263,289	$305,341	$275,769	$1,149,410
NOTE: The total of the individual quarters may not equal the annual total due to rounding

ACTUANT CORPORATION
SUPPLEMENTAL UNAUDITED DATA
(Dollars in thousands)

NET SALES BY PRODUCT LINE

NEW REPORTING STRUCTURE						FORMER REPORTING STRUCTURE
	FISCAL 2017						FISCAL 2017
	Q1	Q2	Q3	Q4	TOTAL		Q1	Q2	Q3	Q4	TOTAL

INDUSTRIAL TOOLS & SERVICES SEGMENT						INDUSTRIAL SEGMENT
PRODUCT	$93,415	$94,406	$105,615	$102,945	$396,381	INDUSTRIAL TOOLS	$79,039	$78,679	$87,404	$90,447	$335,569
SERVICE & RENTAL	45,213	35,760	41,609	33,619	156,201	HEAVY LIFTING TECHNOLOGY	8,251	12,969	13,099	9,867	44,186

ENGINEERED COMPONENTS & SYSTEMS SEGMENT						ENERGY SEGMENT
ON-HIGHWAY	51,630	50,611	57,710	55,880	215,831	ENERGY MAINTENANCE & INTEGRITY	64,821	51,590	59,905	49,400	225,716
AGRICULTURE, OFF-HIGHWAY AND OTHER	42,227	43,726	53,734	50,917	190,604	OTHER ENERGY SOLUTIONS	19,825	21,294	23,575	19,184	83,878
ROPE & CABLE SOLUTIONS	14,293	15,342	19,439	16,095	65,169
CONCRETE TENSIONING	13,483	13,072	13,184	13,150	52,889	ENGINEERED SOLUTIONS SEGMENT
OFF-SHORE MOORING	5,532	5,952	4,136	3,089	18,709	ON-HIGHWAY	51,630	50,611	57,710	55,880	215,831
						AGRICULTURE, OFF-HIGHWAY AND OTHER	42,227	43,726	53,734	50,917	190,604
TOTAL	$265,793	$258,869	$295,427	$275,695	$1,095,784
						TOTAL	$265,793	$258,869	$295,427	$275,695	$1,095,784
NOTE: The total of the individual quarters may not equal the annual total due to rounding

ACTUANT CORPORATION
SUPPLEMENTAL UNAUDITED DATA
(Dollars in thousands)

NET SALES BY PRODUCT LINE

NEW REPORTING STRUCTURE						FORMER REPORTING STRUCTURE
	FISCAL 2018						FISCAL 2018
	Q1	Q2	Q3	Q4	TOTAL		Q1	Q2	Q3	Q4	TOTAL

INDUSTRIAL TOOLS & SERVICES SEGMENT						INDUSTRIAL SEGMENT
PRODUCT	$ 101,120	$ 105,301	$ 115,722	$ 117,262	$ 439,405	INDUSTRIAL TOOLS	$ 84,510	$ 87,438	$ 98,970	$ 98,628	$ 369,546
SERVICE & RENTAL	40,871	31,685	43,013	36,111	151,680	HEAVY LIFTING TECHNOLOGY	12,406	11,643	9,327	12,975	46,351

ENGINEERED COMPONENTS & SYSTEMS SEGMENT						ENERGY SEGMENT
ON-HIGHWAY	64,882	59,297	66,556	57,348	248,083	ENERGY MAINTENANCE & INTEGRITY	56,710	48,889	63,421	55,366	224,386
AGRICULTURE, OFF-HIGHWAY AND OTHER	51,316	50,795	58,386	54,990	215,487	OTHER ENERGY SOLUTIONS	19,131	17,103	20,436	22,088	78,758
ROPE & CABLE SOLUTIONS	16,386	17,101	20,436	22,088	76,011
CONCRETE TENSIONING	11,635	10,984	12,983	13,596	49,198	ENGINEERED SOLUTIONS SEGMENT
OFF-SHORE MOORING	2,745	2	-	-	2,747	ON-HIGHWAY	64,882	59,297	66,556	57,348	248,083
						AGRICULTURE, OFF-HIGHWAY AND OTHER	51,316	50,795	58,386	54,990	215,487
TOTAL	$ 288,955	$ 275,165	$ 317,096	$ 301,395	$ 1,182,611
						TOTAL	$ 288,955	$ 275,165	$ 317,096	$ 301,395	$ 1,182,611
NOTE: The total of the individual quarters may not equal the annual total due to rounding

ACTUANT CORPORATION
SUPPLEMENTAL UNAUDITED DATA
(Dollars in thousands)

	FISCAL 2016					FISCAL 2017					FISCAL 2018
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL
ADJUSTED EBITDA
NET EARNINGS (LOSS) (GAAP MEASURE)	$ 15,448	$ (159,190)	$ 21,166	$ 17,402	$ (105,174)	$ 4,965	$ 5,074	$ 22,511	$ (98,764)	$ (66,213)	$ 5,226	$ (18,221)	$ 29,012	$ (37,664)	$ (21,648)
FINANCING COSTS, NET	7,117	6,866	7,253	7,532	28,768	7,132	7,334	7,553	7,683	29,703	7,514	7,604	7,756	8,617	31,491
INCOME TAX (BENEFIT) EXPENSE	2,187	(20,026)	(827)	(6,504)	(25,170)	(2,998)	200	(4,029)	(9,651)	(16,478)	1,604	19,839	(3,995)	(8,472)	8,976
DEPRECIATION & AMORTIZATION	12,472	12,384	11,361	11,560	47,777	10,896	10,729	10,637	10,848	43,110	10,090	10,295	10,415	9,907	40,708
EBITDA	$ 37,224	$ (159,966)	$ 38,953	$ 29,990	$ (53,799)	$ 19,995	$ 23,337	$ 36,672	$ (89,884)	$ (9,879)	$ 24,434	$ 19,517	$ 43,188	$ (27,612)	$ 59,527
IMPAIRMENT & OTHER DIVESTITURE CHARGES	-	186,511	-		186,511	-	-	-	116,979	116,979	-	2,987	-	70,071	73,058
DIRECTOR & OFFICER TRANSITION CHARGES	-	-	-	-	-	7,784	-	-	-	7,784	-	-	-	-	-
LOSS ON SANLO PRODUCT LINE DIVESTITURE	-	-	-	5,092	5,092	-	-	-	-	-	-	-	-	-	-
RESTRUCTURING CHARGES	4,380	3,582	3,496	3,113	14,571	2,948	2,101	384	1,795	7,228	6,629	4,284	1,186	746	12,845
ADJUSTED EBITDA	$ 41,604	$ 30,127	$ 42,449	$ 38,195	$ 152,375	$ 30,727	$ 25,438	$ 37,056	$ 28,890	$ 122,112	$ 31,063	$ 26,788	$ 44,374	$ 43,205	$ 145,430

NOTES:	The total of the individual quarters may not equal the annual total due to rounding.

	EBITDA represents net earnings (loss) before financing costs, net, income tax (benefit) expense, and depreciation & amortization. EBITDA is not a calculation based upon generally accepted accounting principles (GAAP). The amounts included in the EBITDA and Adjusted EBITDA calculation, however, are derived from amounts included in the Condensed Consolidated Statements of Operations. EBITDA should not be considered as an alternative to net earnings (loss), operating profit (loss) or operating cash flows. Actuant has presented EBITDA because it regularly reviews this performance measure. In addition, EBITDA is used by many of our investors and lenders, and is presented as a convenience to them. The EBITDA measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

CONTACT:
Actuant Corporation
Barb Bolens
VP Corporate Strategy & Investor Relations
262-293-1562